SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 2, 2006


                       First Niagara Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                     000-23975                 42-1556195
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


6950 South Transit Road, P.O. Box 514, Lockport, New York           14095-0514
---------------------------------------------------------           ----------
         (Address of principal executive office)                    (Zip code)

Registrant's telephone number, including area code:  (716) 625-7500
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in
               ------------------------------------------------------------
               Fiscal Year.
               ------------

               The Company's Board of Directors approved the following amendments to the Company's bylaws: Article III, Sections 4, 5 and 6 to clarify when members of the Governance/Nominating, Audit and Compensation Committees are elected. These amendments were effective as of January 2, 2006. A copy of the Amendment and Restated Bylaws are included herein as Exhibit 3II.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               Exhibit 3II. Amended and Restated Bylaws of First Niagara Financial Group, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.


DATE:  January 3, 2006                By:   /s/ John R. Koelmel
       --------------------                 ---------------------------------
                                            John R. Koelmel
                                            Chief Financial Officer
                                            (Duly authorized representative)